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                                                                   EXHIBIT 10.22

                                                                  EXECUTION COPY

                    DIRECTOR VOTING AND RESIGNATION AGREEMENT

      This Director Voting and Resignation Agreement ("VOTING AGREEMENT"), dated as of July 23, 2004, is among Intermountain Community Bancorp, an Idaho corporation ("INTERMOUNTAIN"), Snake River Bancorp, Inc., an Idaho corporation ("SNAKE RIVER"), and the undersigned, each of whom is a director ("DIRECTOR") of Snake River. This Voting Agreement will be effective upon the signing of the Merger Agreement (defined below).

                                     RECITAL

      As an inducement for Intermountain to enter into the Plan and Agreement of Merger (the "MERGER AGREEMENT") dated as of the date hereof, whereby, among other things, Snake River will merge with and into Intermountain (the "TRANSACTION"), each of the Directors, for himself or herself, his or her heirs and legal representatives, hereby agrees as follows:

                                    AGREEMENT

1. VOTING AND OTHER MATTERS. Each of the Directors will vote or cause to be voted all shares of Snake River's common stock that he or she beneficially owns, with power to vote or direct the voting of (the "SHARES"), in favor of approval of the Merger Agreement and the Transaction. In addition, each of the Directors will (a) recommend to the shareholders of Snake River that they approve the Merger Agreement, and (b) refrain from any actions or omissions inconsistent with the foregoing, except as otherwise required by law, including, without limitation, the Directors' fiduciary duties to Snake River and its shareholders.

2. NO TRANSFER. Until the earlier of the consummation of the Transaction or the termination of the Merger Agreement, each Director will not sell, permit a lien or other encumbrance to be created with respect to, or grant any proxy in respect of (except for proxies solicited by the board of directors of Snake River in connection with the Snake River shareholders' meeting at which the Transaction is presented for shareholder approval) any Shares, unless all other parties to any such sale or other transaction enter into an agreement in form and substance satisfactory to Intermountain embodying the benefits and rights contained in this Voting Agreement.

3. RESIGNATION. Each Director hereby tenders his or her resignation from the Boards of Directors of Snake River and Magic Valley Bank, Snake River's wholly owned subsidiary, effective only upon the closing of the Transaction.

4. INDIVIDUAL OBLIGATIONS. Obligations of each of the Directors under this Voting Agreement are intended to be several and not joint.

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5.    MISCELLANEOUS.

      a. Severability. If any provision of this Voting Agreement or the application of such provision to any person or circumstances will be held invalid or unenforceable by a court of competent jurisdiction, such provision or application will be unenforceable only to the extent of such invalidity or unenforceability, and the remainder of the provision held invalid or unenforceable and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, and the remainder of this Voting Agreement, will not be affected.

      b. Counterparts. This Voting Agreement may be executed in one or more counterparts, including facsimile counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same document.

      c. Governing Law. This Voting Agreement will be deemed a contract made under, and for all purposes will be construed in accordance with, the laws of the State of Idaho.

      e. Remedies. Any breach of this Voting Agreement entitles Intermountain to injunctive relief and/or specific performance, as well as any other legal or equitable remedies Intermountain may be entitled to.

SIGNED EFFECTIVE as of July 23, 2004.

INTERMOUNTAIN COMMUNITY                   SNAKE RIVER BANCORP, INC.
BANCORP

By /s/ Curt Hecker                        By /s/ Phillip Bratton
   -------------------------------------     -----------------------------------
      Curt Hecker                            Phillip Bratton
      President & Chief Executive Officer    President & Chief Executive Officer


                       Additional Signatures on Next Page

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DIRECTORS:

/s/ Phillip Bratton
----------------------------------------  --------------------------------------
Phillip Bratton                           Randall Brewer

/s/ Gary Garnand                          /s/ Jeffrey Gooding
----------------------------------------  --------------------------------------
Gary Garnand                              Jeffrey Gooding

/s/ Gerald Gunter                         /s/ Ron Jones
----------------------------------------  --------------------------------------
Gerald Gunter                             Ron Jones

/s/ Kenneth Moore                         /s/ William Oakley
----------------------------------------  --------------------------------------
Kenneth Moore                             William Oakley

/s/ James Patrick                         /s/ Chris Talkington
----------------------------------------  --------------------------------------
James Patrick                             Chris Talkington

/s/ Ernest Bengoechea                     /s/ Pamela Rasmussen
----------------------------------------  --------------------------------------
Ernest Bengoechea                         Pamela Rasmussen

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